SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material under Rule 14a-12

                        BLONDER TONGUE LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5.   Total fee paid:

          ----------------------------------------------------------------------

 [ ] Fee paid previously with preliminary materials:____________________________

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------
     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3.   Filing Party:

          ----------------------------------------------------------------------
     4.   Date Filed:

          ----------------------------------------------------------------------

                        BLONDER TONGUE LABORATORIES, INC.
                               ONE JAKE BROWN ROAD
                          OLD BRIDGE, NEW JERSEY 08857

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 8, 2003


To Our Stockholders:

          The  2003   Annual   Meeting  of   Stockholders   of  Blonder   Tongue
Laboratories, Inc. (the "Company") will be held at the Hyatt Regency New Brunswick, 2 Albany Street, New Brunswick, New Jersey 08901, on May 8, 2003, beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect three Directors constituting Class II of the Board of Directors to serve until the 2006 Annual Meeting of Stockholders or until their successors have been elected and qualified;

     2. To consider and vote upon an amendment of the Company's Amended and Restated 1996 Director Option Plan to increase the aggregate number of shares which may be issued pursuant to options granted thereunder from 100,000 to 200,000;

     3. To ratify the appointment of BDO Seidman, LLP, certified public accountants, as the Company's independent auditors for the year ending December 31, 2003; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

          A proxy, if properly executed and received in time for the voting, will be voted in the manner directed therein. If no direction is made, such proxy will be voted FOR all proposals therein.

          The Board of Directors has fixed the close of business on March 21, 2003, as the record date for determining stockholders entitled to notice of the meeting and to vote at such meeting or any adjournments thereof, and only stockholders of record at the close of business on March 21, 2003, are entitled to notice of and to vote at such meeting or any adjournments thereof.

          Your attention is directed to the attached Proxy Statement for further information regarding each proposal to be made.

          You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                          By Order of the Board of Directors


                                          Robert J. Palle, Jr., Executive Vice
                                          President, Chief Operating Officer and
                                          Secretary
April 8, 2003


PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY REVOKING YOUR PROXY.

                        BLONDER TONGUE LABORATORIES, INC.
                               ONE JAKE BROWN ROAD
                          OLD BRIDGE, NEW JERSEY 08857

                               PROXY STATEMENT FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                   MAY 8, 2003

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blonder Tongue Laboratories, Inc., a Delaware corporation (the "Company"), to be voted at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Regency New Brunswick, 2 Albany Street, New Brunswick, New Jersey 08901 on May 8, 2003, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

          All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised by written notice to the Secretary of the Company, or by delivering a later dated proxy. Attendance at the Annual Meeting will not, without delivery of the written notice described in the immediately preceding sentence, constitute revocation of a proxy. The mailing address of the principal executive offices of the Company is One Jake Brown Road, Old Bridge, New Jersey 08857. The Company's telephone number is (732) 679-4000. This Proxy Statement and the enclosed form of proxy will be mailed to each stockholder on or about April 8, 2003, together with the Annual Report on Form 10-K for the year ended December 31, 2002.

          All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the 2006 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR the election of all nominees, FOR the proposal to amend the Amended and Restated 1996 Director Option Plan by increasing the number of shares of Common Stock available for grants thereunder, and FOR the proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2003. Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Thus, abstentions will have no effect on the vote for election of Directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote shares on the matter. Broker non-votes are not considered to be shares "entitled to vote" (other than for quorum purposes), will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting.

          Management is not aware at the date hereof of any matter to be presented at the Annual Meeting other than the election of Directors and the other proposals described in the attached Notice of Annual Meeting of Stockholders. If any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgement.

          The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and regular employees of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

          Only owners of record of the common stock, $.001 par value per share, of the Company ("Common Stock") at the close of business on March 21, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each owner of record on the Record Date is entitled to one vote for each share of Common Stock of the Company so held. There is no cumulative voting. On the Record Date, there were 7,525,229 shares of Common Stock issued, outstanding and entitled to vote.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

          The Company's Certificate of Incorporation, as amended, provides that the Board shall consist of between five and eleven members, as determined from time to time by the Board, divided into three classes as nearly equal in number as possible. The size of the Board has currently been set at eight. The term of the current Class I Directors expires at the 2005 Annual Meeting, the term of the current Class II Directors expires at the 2003 Annual Meeting and the term of the current Class III Directors expires at the 2004 Annual Meeting. The successors to each class of Directors whose terms expire at an Annual Meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election.

          The Directors whose terms will expire at the 2003 Annual Meeting of Stockholders are Robert J. Palle, Jr., Gary P. Scharmett and James H. Williams, all of whom have been nominated by the Board to stand for reelection as Directors at the 2003 Annual Meeting of Stockholders, to hold office until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified. Messrs. Palle, Scharmett and Williams have consented to serve for the new terms, if elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

          The Board of Directors of the Company recommends a vote FOR Robert J. Palle, Jr., Gary P. Scharmett and James H. Williams as Class II Directors to hold office until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxy a contrary choice.

                        DIRECTORS AND EXECUTIVE OFFICERS

NOMINEE AND CONTINUING DIRECTORS

          The following table sets forth the names and certain information about each of the nominees for election as a Director of the Company and the continuing Directors of the Company:

                                                                        Director
             Name                                              Age       Since
             ----                                              ---       -----
Nominees for a three-year term expiring in
  2006 (Class II Directors):
         Robert J. Palle, Jr..................................57          1993
         Gary P. Scharmett....................................47          1997
         James H. Williams....................................71          1988
Directors not standing for election this year whose
  terms expire in 2005 (Class I Directors):
         John E. Dwight.......................................67          1995
         Robert E. Heaton(1) (2) .............................73          1988
         James A. Luksch......................................72          1988

-------------
(1) Since May, 1998, a member of the Compensation Committee of the Board of Directors.
(2) Since June, 2000, a member of the Audit Committee of the Board of Directors.

Directors not standing for election this year whose
  terms expire in 2004 (Class III Directors):
         Robert B. Mayer(1)(2)................................71          1995
         James F. Williams(1)(3)..............................45          1993

-------------
(1) Since December, 1995, a member of the Audit Committee of the Board of Directors.
(2) Since December, 1995, a member of the Compensation Committee of the Board of Directors.
(3) Since September, 1997, a member of the Compensation Committee of the Board of Directors.


          Set forth below is a brief summary of the recent business experience and background of each nominee, continuing Director and executive officer:

          JOHN E. DWIGHT became a Director of the Company on December 14, 1995, immediately after the completion of the Company's initial public offering of Common Stock. He was a Senior Vice President of the Company from September, 1997 through December, 2000. Mr. Dwight currently serves as Assistant to the President of the Company. From 1992 until September, 1997, Mr. Dwight served as President of Film Microelectronics, Inc., a designer and manufacturer of microelectronic products.

          ROBERT E. HEATON became a Director of the Company in March, 1998. He also presently serves on the Board of Directors of Calstrip Steel Corp. and the Board of Directors and Audit Committee of Bayou Steel Corp. From April, 1993 through April, 1995, Mr. Heaton served as Vice Chairman of the Stainless Steel Group of Lukens, Inc. From April, 1981, through April, 1993, Mr. Heaton was President and Chief Executive Officer of Washington Steel Corporation until it was acquired by Lukens, Inc. Mr. Heaton is a past Chairman of the Specialty Steel Industry of North America.

          JAMES A. LUKSCH has been the President and Chief Executive Officer and a Director of the Company since November, 1988. He became Chairman of the Board in November, 1994.

          ROBERT B. MAYER became a Director of the Company on December 14, 1995, immediately after the completion of the Company's initial public offering of Common Stock. From 1966 to 1991, he served in various executive positions, including Director and Regional President of Norstar Bank, N.A. (formerly known as Liberty National Bank & Trust Co.), a member of Fleet Financial Group. Mr. Mayer has from time to time served as a part-time instructor at State University of New York at Buffalo and is currently a Director and Chairman of People, Inc. and a member of the Loan Committee, Erie County Regional Industrial Development Corporation.

          ROBERT J. PALLE, JR. has been the Executive Vice President, Chief Operating Officer and Secretary of the Company since April, 1989. He became a Director of the Company in September, 1993 and served as Interim Treasurer from March through April 2001.

          GARY P. SCHARMETT became a Director of the Company in December, 1997. Since January, 1989, Mr. Scharmett has been a partner in the law firm of Stradley, Ronon, Stevens & Young, LLP, the Company's outside counsel, and also presently serves on the Board of Directors of that firm.

          JAMES F. WILLIAMS became a Director of the Company in September, 1993. He has also served as the President and a Director of Ontario Consolidated Leasing, Inc., a heavy equipment leasing company, since March, 1997. Since April, 1996, Mr. Williams has also been the Chairman of the Board and Chief Executive Officer of Integrated Waste Services, Inc. Mr. Williams is the nephew of Mr. James H. Williams.

          JAMES H. WILLIAMS has been a Director of the Company since November, 1988, and served as Chairman of the Board from the Company's inception until November, 1994. He presently serves as a consultant to the Company under a written agreement.

OTHER EXECUTIVE OFFICERS

          ERIC S. SKOLNIK, 38, has served as Chief Financial Officer, Treasurer and Assistant Secretary of the Company since May, 2001. He served as Interim Chief Financial Officer of the Company from January, 2001 through April, 2001. He was hired by the Company in May, 2000, as Corporate Controller. From 1994 until May, 2000, Mr. Skolnik worked as a certified public accountant with BDO Seidman, LLP, the Company's independent auditors.

          NORMAN A. WESTCOTT, 62, has served as Senior Vice President - Operational Services of the Company since October, 1999 and was a Vice President of the Company from July, 1994 until October, 1999. He is responsible for material purchasing and production.

MEETINGS OF THE BOARD OF DIRECTORS; COMMITTEES

          During the year ended December 31, 2002, there were 12 meetings of the Company's Board of Directors and each Director attended (either in person or via teleconference) at least 75% of the meetings held. The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee.

          Compensation Committee. The Compensation Committee is currently comprised of Robert B. Mayer, Robert E. Heaton and James F. Williams, all of whom are non-employee Directors. The Compensation Committee is responsible to determine compensation for the Company's executive officers and to administer the Company's stock option plans, except for the Amended and Restated 1996 Director Option Plan. This committee held 6 meetings during 2002, all of which were attended (either in person or via teleconference) by each committee member.

          Audit Committee.  The Audit Committee is currently  comprised of James
F. Williams, Robert B. Mayer and Robert E. Heaton, all of whom are non-employee Directors. The Audit Committee is responsible to select, retain or terminate the engagement of independent public accountants, review the plans and results of the audit engagement with the independent public accountants, discuss with the independent public accountants all accounting policies and practices to be used and alternative treatments of financial information discussed with management, evaluate and approve non-audit services provided by the independent public accountants, review the independence of the independent public accountants, assure the regular rotation of the audit partners, consider the range of audit and non-audit fees, review all financial and earnings information released to any party, review with the appropriate parties the certifications required for the quarterly reports on Form 10-Q and annual reports on Form 10-K, and review the adequacy of the Company's internal accounting controls. This committee held 4 meetings during 2002, all of which were attended (either in person or via teleconference) by each committee member.

          The members of the Audit Committee are independent, as defined in the American Stock Exchange listing standards. The Board of Directors adopted a written charter for the Audit Committee in June, 2000 which was amended by the Board of Directors in March, 2003. The Audit Committee reviews and reassesses the charter for adequacy on an annual basis. A copy of the Audit Committee's current charter, as amended, is attached to this Proxy Statement as Exhibit A.

                             AUDIT COMMITTEE REPORT

          The Audit Committee of the Board of Directors has:

          o    reviewed and discussed the audited  financial  statements for the
               fiscal  year  ended   December   31,  2002  with  the   Company's
               management;

          o discussed with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements;

          o received the written disclosures and the letter from the Company's independent auditors required by Independence Standards
               Board  Standard  No.  1  (Independence   Discussions
               with Audit Committees), as the same was in effect on the date of the Company's financial statements; and

          o    discussed   with  the  Company's   independent   auditors   their
               independence from the Company and its management.

          Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                        THE AUDIT COMMITTEE
                                        James F. Williams, Chairman
                                        Robert B. Mayer
                                        Robert E. Heaton

DIRECTORS' COMPENSATION

          During calendar year 2002, each non-employee Director of the Company (other than James H. Williams) received an annual retainer of $15,000, payable quarterly, a fee of $1,000 for each Board meeting attended in person ($500 if attendance was telephonic) and a fee of $600 for each committee meeting attended in person ($300 if attendance was telephonic or if attending on the same date as a Board meeting). Each Director was also reimbursed for certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings. During calendar year 2002, Messrs. Luksch, Palle and Dwight did not receive any separate compensation for serving on the Board of Directors or any committees thereof.

          Effective January 1, 2000, the Company enacted a new policy requiring each of the Company's Directors to maintain an investment in the Company's Common Stock during his or her entire tenure as a Director equal to at least $25,000, calculated by taking the greater of (i) the amount paid for such stock by the Director and (ii) the highest fair market value of such stock. Non-employee directors of the Company are encouraged to purchase Company Common Stock equal to or exceeding one year's annual retainer during any three-year period until they meet this requirement.

          In May, 1998, the stockholders of the Company approved the adoption of the Company's Amended and Restated 1996 Director Option Plan (the "1996 Plan"). Under the 1996 Plan, Directors who are not currently employed by the Company or any subsidiary of the Company and who have not been so employed within the past six months are eligible to receive options from time to time to purchase a number of shares of Common Stock as determined by the Board. Proposal No. 2 of this Proxy Statement, beginning on page 13, includes a summary description of the 1996 Plan.

          On February 7, 2002, each of the Company's non-employee Directors other than James H. Williams was granted an option under the 1996 Plan to purchase 5,000 shares of Common Stock at an exercise price of $3.40 per share. The options vested on the first anniversary of the date of grant.

          The Company is party to a consulting and non-competition agreement with James H. Williams for the purpose of obtaining advice and counseling from Mr. Williams concerning strategic planning and financial and business matters. Under this agreement, as amended, Mr. Williams is obligated to make himself available to the Company for up to 25 hours per month, in addition to time spent attending to his duties as a member of the Board of Directors of the Company. Mr. Williams is currently paid $168,525 per year for his services under this agreement, subject to adjustment on a basis consistent with adjustments to compensation to the Company's senior management. The agreement provides a cap of $200,000 on payments to be made thereunder during any calendar year. The initial term of this agreement expires on December 31, 2004 and automatically renews thereafter for successive one year terms (subject to termination at the end of any renewal term on at least 90 days' notice). Payments to Mr. Williams under this consulting agreement are in lieu of any other payments in connection with his services as a Director or committee member, other than the reimbursement of certain travel, lodging and related expenses incurred in connection with attendance at Board and committee meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders (collectively, "Reporting Persons") are additionally required to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of the Reporting Persons that no other reports were required with respect to fiscal 2002, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with on a timely basis in fiscal 2002.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 28, 2003 by
(i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's Directors, including nominee Directors, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and Directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                                            PERCENT OF CLASS
                         NAME AND ADDRESS OF       AMOUNT AND NATURE OF       BENEFICIALLY
                       BENEFICIAL OWNER(1)(2)    BENEFICIAL OWNERSHIP (1)        OWNED
                       ----------------------    ------------------------        -----

James A. Luksch................................         1,597,392 (3)            21.22%
Robert J. Palle, Jr............................         1,191,433 (4)            15.82%
Norman A. Westcott.............................            76,839 (5)             1.01%
Daniel J. Altiere..............................            70,839 (6)                *
Eric S. Skolnik................................            15,916 (7)                *
John E. Dwight.................................            84,283 (8)             1.11%
James H. Williams..............................         1,528,854 (9)            20.31%
James F. Williams..............................            91,173 (9)             1.21%
Gary P. Scharmett..............................            38,300 (10)               *
Robert B. Mayer................................            27,000 (11)               *
Robert E. Heaton...............................            25,000 (12)               *
All Directors and executive
  officers as a group (11 persons).............         4,694,856                59.88%

----------------
*   Less than 1%

(1)Beneficial ownership as of February 28, 2003 for each individual includes shares subject to options held by such persons (but not held by any other person) which are exercisable within 60 days after such date. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. This table contains information furnished to the Company by the respective stockholders or contained in filings made with the Commission.
(2) The address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc., One Jake Brown Road, Old Bridge, NJ 08857.
(3) Includes 10,927 shares of Common Stock owned of record by two trusts of which Mr. Luksch is the trustee, 9 shares of Common Stock owned of record by an estate of which Mr. Luksch is the executor and 200,000 shares of Common Stock held of record by Mr. Luksch's spouse, as to which Mr. Luksch expressly disclaims beneficial ownership.
(4) Includes 200,000 shares owned of record by a limited liability company of which Mr. Palle and his wife are the sole members.
(5) Includes 65,033 shares of Common Stock underlying options granted by the Company.
(6) Includes 70,839 shares of Common Stock underlying options granted by the Company.
(7) Includes 15,666 shares of Common Stock underlying options granted by the Company.
(8) Includes 58,283 shares of Common Stock underlying options granted by the Company.
(9) James H. Williams has granted to James F. Williams the option to purchase 52,173 shares of Company Common Stock which he owns. These shares are included in the beneficial ownership of both Directors. Beneficial ownership for James F. Williams also includes 24,000 shares of Common Stock underlying options granted by the Company.
(10)Includes 32,000 shares of Common Stock underlying options granted by the Company.
(11)Includes 24,000 shares of Common Stock underlying options granted by the Company, 500 shares of Common Stock held of record by Mr. Mayer's adult son, as to which Mr. Mayer expressly disclaims beneficial ownership and 200 shares of Common Stock held of record by Mr. Mayer's spouse.
(12)Includes 22,000 shares of Common Stock underlying options granted by the Company.

                             EXECUTIVE COMPENSATION

SUMMARY

          The following table sets forth certain summary information concerning compensation paid or accrued for services rendered to the Company in all capacities for the year ended December 31, 2002 and two prior fiscal years with respect to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who served as executive officers during 2002 and whose salary plus bonus during 2002 exceeded $100,000.

                                           SUMMARY COMPENSATION TABLE
                                                                                LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION
                                               -------------------            ------------

                                                                               SECURITIES
                NAME AND                                                       UNDERLYING         ALL OTHER
           PRINCIPAL POSITION              YEAR   SALARY ($)    BONUS($)        OPTIONS(#)    COMPENSATION($)(1)
           ------------------              ----   ----------    --------       -----------    ------------------
James A. Luksch........................    2002   341,000            0            ---              11,416
  President and Chief Executive            2001   341,000 (2)        0            ---               8,856
  Officer                                  2000   325,000            0            ---               7,611

Robert J. Palle, Jr....................    2002   266,000            0            ---              17,135
  Executive Vice President, Chief          2001   266,000 (3)        0            ---              12,358
  Operating Officer and Secretary          2000   253,000            0            ---               3,483

Daniel J. Altiere ....................     2002    115,000           0          25,000              3,977
  Senior Vice President(4)                 2001    162,081           0          12,000              5,159
                                           2000    154,056           0          10,000              4,868

Norman A. Westcott.....................    2002    130,000           0          25,000              5,630
  Senior Vice President - Operational      2001    129,331           0          12,000              5,015
  Services                                 2000    124,427           0          10,000              4,996

Eric S. Skolnik........................    2002    110,000           0          25,000              3,749
  Vice President, Chief Financial          2001    104,146           0           8,000              3,345
  Officer and Treasurer                    2000     54,135 (5)       0           3,000                 32

----------
(1) Represents reimbursement of life insurance premiums, matching contributions paid by the Company under its 401(k) plan and costs of preparations of individual tax returns. Amounts paid in 2002 for life insurance were $1,391, $1,085, $449, $469 and $530; matching contributions under the Company's 401(k) plan were $5,500, $5,500, $3,300, $3,508 and $3,900; and amounts paid for preparation of tax returns were $4,525, $10,550, $0, $0 and $1,200 for Messrs. Luksch, Palle, Skolnik, Altiere and Westcott, respectively. Amounts paid in 2001 for life insurance were $1,236, $258, $54, $396 and $396; matching contributions under the Company's 401(k) plan were $5,250, $5,250, $3,300, $4,763 and $3,519; and amounts paid for preparation of tax returns were $2,370, $12,850, $0, $0, and $1,100 for Messrs. Luksch, Palle, Skolnik, Altiere, and Westcott, respectively. Amounts paid in 2000 for life insurance were $1,136, $258, $54, $396, $396; matching contributions under the Company's 401(k) plan were $5,250, $2,100, $0, $4,472 and $3,500; and
    amounts paid for preparation of tax returns were $1,125, $1,125, $0, $0, and $1,000 for Messrs. Luksch, Palle, Skolnik, Altiere and Westcott, respectively.
(2) Mr. Luksch's accrued annual salary for the period ending December 31, 2001 was $341,000, however, due to timing issues the actual cash paid for the period ending December 31, 2001 was $325,000. The unpaid balance was paid to Mr. Luksch during 2002.
(3) Mr. Palle's accrued annual salary for the period ending December 31, 2001 was $266,000, however, due to timing issues the actual cash paid for the period ending December 31, 2001 was $253,000. The unpaid balance was paid to Mr. Palle during 2002.
(4) Mr. Altiere resigned as a Senior Vice President of the Company in July, 2002, but is still employed by the Company in a non-executive position.
(5) Represents compensation paid to Mr. Skolnik from the commencement of his employment at the Company in May 2000 through December 31, 2000.

STOCK OPTIONS

    The following table provides information with respect to the named executive officers concerning options granted to them during fiscal year 2002.

                                                      OPTION GRANTS IN 2002

                                                  PERCENT OF                                  POTENTIAL REALIZABLE
                               NUMBER OF            TOTAL                                        VALUE AT ASSUMED
                                 SHARES            OPTIONS        EXERCISE                       ANNUAL RATES FOR
                               UNDERLYING         GRANTED TO      OR BASE                           OPTION TERM
                                OPTIONS           EMPLOYEES        PRICE        EXPIRATION     ---------------------
         NAME                  GRANTED (#)        IN 2002(%)      ($/SH.)         DATE             5%           10%
         ----                  -----------        ----------      -------         ----             --           ---
James A. Luksch.........          ---                ---             ---            ---           ---           ---
Robert J. Palle, Jr.....          ---                ---             ---            ---           ---           ---
Daniel J. Altiere.......       25,000(1)             8.26           3.43          3/26/12        53,928       136,663
Norman A. Westcott......       25,000(1)             8.26           3.43          3/26/12        53,928       136,663
Eric S. Skolnik.........       25,000(1)             8.26           3.43          3/26/12        53,928       136,663

----------
(1) One-third of the options granted vest on March 26th in each of 2003, 2004 and 2005.


OPTION EXERCISES AND HOLDINGS

          The following table provides information with respect to the named executive officers concerning the exercise of options during fiscal year 2002 and unexercised options held as of December 31, 2002.


                                     AGGREGATED OPTION EXERCISES IN 2002
                                  AND OPTION VALUES AS OF DECEMBER 31, 2002

                                                     NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-THE-
                          SHARES ACQUIRED   VALUE          UNEXERCISED OPTIONS AT           MONEY OPTIONS AT
                          ON EXERCISE(#)  REALIZED($)       DECEMBER 31, 2002(#)        DECEMBER 31, 2002($)(1)
                          --------------  -----------   ----------------------------  ---------------------------
          NAME                                          EXERCISABLE    UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
          ----                                          -----------    -------------  -----------   -------------
James A. Luksch.........      ---            ---            ---             ---         ---              ---
Robert J. Palle, Jr.....      ---            ---            ---             ---         ---              ---
Daniel J. Altiere.......      ---            ---           58,506         36,333        ---              ---
Norman A. Westcott......      ---            ---           52,700         36,333        ---              ---
Eric S. Skolnik.........      ---            ---            4,667         31,333        ---              ---

----------
(1) These columns represent the difference on December 31, 2002 between the closing market price of the Company's Common Stock and the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Compensation Committee of the Board of Directors currently consists of James F. Williams, Robert B. Mayer and Robert E. Heaton. No member of the Compensation Committee was an officer or employee of the Company during fiscal year 2002. None of the executive officers of the Company has served on the board of directors, the compensation committee or any other board committee performing equivalent functions of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

EMPLOYMENT CONTRACTS

          In August, 1995, Mr. Altiere and the Company entered into an employment agreement which provided that Mr. Altiere was entitled to receive his base salary for one year following termination of his employment by the Company without cause. Upon his disability, Mr. Altiere was also entitled to receive his base annual salary for one year. In July, 2002, Mr. Altiere requested and was granted a reduction in his work schedule. At the same time, Mr. Altiere resigned from his position as a Senior Vice President of the Company and accepted a non-executive position with the Company. His employment agreement was amended to reflect such changes.

                            EQUITY COMPENSATION PLANS

          The following table provides certain summary information as of December 31, 2002, concerning compensation plans (including individual compensation arrangements) of the Company under which shares of the Company's Common Stock may be issued.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                              NUMBER OF SECURITIES
                                         NUMBER OF SECURITIES                               REMAINING AVAILABLE FOR
                                          TO BE ISSUED UPON        WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER EQUITY
                                             EXERCISE OF           EXERCISE PRICE OF      COMPENSATION PLANS (EXCLUDING
                                         OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       SECURITIES REFLECTED IN
              PLAN CATEGORY             WARRANTS AND RIGHTS(#)   WARRANTS AND RIGHTS($)        THE FIRST COLUMN)(#)
              -------------             ----------------------   ----------------------        --------------------
   Equity Compensation Plans Approved          1,212,611                  $5.23                        68,328(1)
   By Securities Holders

   Equity Compensation Plans Not                 160,000(2)              $13.79                             0
   Approved By Securities Holders

   Total                                       1,372,611                  $6.23                        68,328


(1) Includes 25,000 shares of the Company's Common Stock available for issuance as restricted stock under the 1995 Long Term Incentive Plan (the "1995 Plan").

(2) The equity compensation plans not approved by the security holders are as follows:

    (a) On March 26, 1998 the Company issued a warrant to purchase 150,000 shares of the Company's Common Stock to Scientific-Atlantic, Inc. ("SAI"), as part of the purchase price paid by the Company for the purchase of certain assets and technology rights of the interdiction business of SAI. The exercise price of the warrant was $14.25 per share and it expired March 26, 2003.

    (b) In 1996 the Board of Directors granted a non-plan, non-qualified option for 10,000 shares of the Company's Common Stock to Gary P. Scharmett at an original exercise price of $10.25 per share, which was repriced to $6.88 per share on September 17, 1998. The option expires in 2006. At the time of the grant, Mr. Scharmett was not a director of the Company.

                        REPORT OF COMPENSATION COMMITTEE
                       ON EXECUTIVE COMPENSATION POLICIES

GENERAL

          The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The objective of the Company in setting executive compensation has been to attract, retain and motivate qualified executives to manage the Company's business and affairs so as to foster sales and earnings growth, achieve significant current profits and maximize stockholder value. Executive compensation in the aggregate is made up principally of annual base salary, bonus, and awards of stock options under the Company's 1995 Long Term Incentive Plan.

          Generally, annual salary adjustments and bonuses for executive officers other than Messrs. Luksch and Palle have been established by Mr. Luksch with the concurrence of the Compensation Committee. The annual salary adjustments and bonuses for Messrs. Luksch and Palle are determined by the Compensation Committee, subject to Board approval. An annual performance evaluation of each executive officer is conducted, upon which a salary adjustment is determined. The performance evaluation focuses on the executive's performance during the past year of the responsibilities of his position, the executive's improvement in areas where any deficiencies may have been noted in the past, and the executive's achievement of any specific goals and objectives which may have been established for such executive, including achievement of budget objectives. The Company's overall profit for the fiscal year and the executive's individual contribution to that profit are also considered. As is typical for most corporations, the assessment of individual performance contributions is in most cases subjective and not conditioned upon the achievement of any specific, pre-determined performance targets.

          In  February,   1997,  the  Compensation   Committee  implemented  the
Executive Officer Bonus Plan ("Executive Bonus Plan"). The Compensation Committee believes that a combination of base salary, cash bonus awards under the Executive Bonus Plan and the award of stock options and/or restricted stock awards will support the short-term and long-term strategic objectives of the Company and will reward individual performance and the value created for stockholders. Cash bonus awards under the Executive Bonus Plan are paid to officers during a particular fiscal year based upon and relating to the financial performance of the Company during the prior fiscal year. During the first quarter of each fiscal year of the Company, the Compensation Committee designates which of the Company's executive officers are to participate in the Executive Bonus Plan for that year. Also during the first quarter, the Compensation Committee establishes one or more objective performance goals for each participant, together with a maximum dollar bonus opportunity for the participant and a formula to determine bonus payments based on the achievement of the goal(s). In no event may the bonus for any participant exceed 100% of such participant's base salary.

          The performance goals are expressed in terms of (a) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flows, or any combination thereof) and/or (b) one or more corporate or divisional sales-based measures. Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding. Performance goals need not be uniform among participants.

          After the Company's financial results for a fiscal year have been determined, the Compensation Committee certifies the level of performance goal attainment and the potential bonus payment for each participant. The Compensation Committee has full authority to reduce the amount that would otherwise be payable to any participant for a fiscal year.

          For 2002, bonuses under the Executive Bonus Plan were only to be awarded if the Company's diluted earnings per share in 2002 were at least equal to 120% of its average annual diluted earnings per share for calendar years 1999, 2000 and 2001. This threshold requirement for the payment of bonuses was not met for fiscal 2002, therefore no bonuses were awarded under the Executive Bonus Plan. Each of the named executive officers in the Summary Compensation Table herein was eligible to participate in the Executive Bonus Plan during 2002. If awarded, bonuses earned during the 2002 fiscal year under the Executive Bonus Plan (included as bonuses earned during 2002 in the Summary Compensation Table herein but payable in 2003) were to be based on a percentage of each recipient's annual salary for 2002 equal to the percentage increase in the Company's diluted earnings per share for fiscal 2002 over the average annual diluted earnings per share for calendar years 1999, 2000 and 2001, multiplied by a multiplier between 1.0 and 1.5 determined on an individual basis by the Compensation Committee, subject to a maximum amount equal to 100% of such recipient's 2002 base annual salary.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          Mr. Luksch has been President and Chief Executive Officer of the Company since it commenced operations in 1988. His compensation includes the same elements and performance measures as the compensation of the Company's other executive officers.

          Mr. Luksch's annual salary, which had been $341,000 since January 2001, was increased to $365,000 effective January 1, 2003. This increase was based on Mr. Luksch's leadership and efforts over the last two years that enabled the Company to remain profitable despite a difficult marketplace and his vision in seeking additional sources of revenue in a down market. The amount of the new salary was determined following an analysis of the range of compensation paid to chief executive officers of similar-sized manufacturing companies located in the Northeastern United States. Mr. Luksch's compensation, as adjusted, falls within the middle of the range. Mr. Luksch received no bonus and no stock options during fiscal year 2002. The Committee believes that Mr.
Luksch's overall compensation is fair and reasonable. This assessment is a subjective determination and is not quantitatively related to the Company's performance.

                                        THE COMPENSATION COMMITTEE
                                        Robert B. Mayer, Chairman
                                        Robert E. Heaton
                                        James F. Williams

                          COMPARATIVE STOCK PERFORMANCE

          The graph below compares the cumulative total return during the period from December 31, 1997 to December 31, 2002, for the Company's Common Stock, the AMEX Market Value Index and the Dow Jones Electrical Components & Equipment Industry Group Index. This graph assumes the investment of $100 in the Company's Common Stock, the stock in the companies presented in the AMEX Market Value Index and the stock in the companies comprising the Dow Jones Electrical
Components & Equipment Industry Group Index on January 1, 1998 and the reinvestment of all dividends.

[Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock of the Company as compared to $100 invested in the AMEX Market Value Index and the Dow Jones Electrical Components & Equipment Industry Group Index. Line graph begins at December 31, 1997 and plots the cumulative return at December 31, 1998, 1999, 2000, 2001 and 2002. The plot points are provided below.]

-------------------------------------------------------------------------------
         12/31/1997 12/31/1998  12/31/1999  12/31/2000  12/31/2001   12/31/2002
-------------------------------------------------------------------------------
BDR       100.00      53.28       40.21       25.13       29.68          12.87
-------------------------------------------------------------------------------
AMEX      100.00     100.64      128.09      131.13      123.81         120.42
-------------------------------------------------------------------------------
DJEI      100.00     110.45      161.07       98.71       69.42          41.15
-------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The President's daughter and son-in-law, Emily Nikoo and Nezam Nikoo, are a director of marketing and senior engineer for the Company, respectively. In addition, Ms. Nikoo heads the Company's task force for the promotion of its interdiction product line. The annual compensation for Ms. Nikoo in 2002 was $115,500. The annual compensation for Mr. Nikoo in 2002 was $116,500. In 2002, Ms. Nikoo was granted options under the 1995 Plan to purchase 17,500 shares of Common Stock at a price of $3.43 per share, vesting over three years at one-third per year, commencing on March 26, 2003. In 2002, Mr. Nikoo was granted options under the 1995 Plan to purchase 17,500 shares of Common Stock at a price of $3.43 per share, vesting over three years at one-third per year, commencing on March 26, 2003.

          One of the Company's directors, Gary P. Scharmett, is a partner at the law firm of Stradley, Ronon, Stevens & Young, LLP, which serves as the Company's outside counsel. Mr. Scharmett also presently serves on the Board of Directors of that firm.

          As of March 13, 2003, James A. Luksch, President, Chief Executive Officer and Director of the Company, was indebted to the Company in the amount of $200,872, for which no interest has been charged. This indebtedness arose from a series of cash advances to Mr. Luksch, the latest of which was advanced in February, 2002. The largest aggregate amount of indebtedness during the 2002 fiscal year was $200,872.


               PROPOSAL NO. 2 - AMENDMENT OF AMENDED AND RESTATED
                            1996 DIRECTOR OPTION PLAN

          At the Annual Meeting, stockholders will be presented with a proposal to increase the number of shares subject to the Company's Amended and Restated 1996 Director Option Plan (the "1996 Plan"), by 100,000 shares. Previously, stockholders have approved a total of 100,000 shares of Common Stock for issuance under the 1996 Plan. Options to purchase a total of 92,000 shares of Common Stock at exercise prices ranging from $2.88 to $7.03 per share have been granted and remain outstanding under the 1996 Plan as of February 28, 2003. The full text of the proposed amendment to the 1996 Plan is set forth in Exhibit B to this Proxy Statement. The foregoing description of such proposed amendment is qualified in its entirety by reference to the text of Exhibit B hereto.

          The Board of Directors has sought to employ the 1996 Plan to advance the interests of the Company and its stockholders by enabling the Company to attract and retain the services of experienced and knowledgeable non-employee directors and to provide an incentive to such directors to promote the long-term success of the Company and maximize stockholder value. Because options granted under the 1996 Plan are granted at the fair market value of the Common Stock on the date of grant, any value which ultimately accrues to optionees from such options is based entirely on the Company's performance following the date of grant, as perceived by stockholders who establish the price for the Company's shares. The proposed amendment increasing the number of shares subject to the 1996 Plan will permit further grants under such plan, thereby allowing the Company to continue creating incentives for its non-employee directors to enhance stockholder value. Accordingly, the Board of Directors believes it is in the best interests of the Company and its stockholders to amend the 1996 Plan as described above. The additional shares of Common Stock will be used to make additional grants of stock options from time to time to persons eligible to receive such options.

SUMMARY DESCRIPTION OF THE 1996 PLAN

          The 1996 Plan was adopted by the Board of Directors in December 1997 and approved by the stockholders on May 7, 1998. It provides for grants of nonqualified stock options to directors who are not currently and have not been employed by the Company at any time within the last 6 months. There are currently four non-employee directors that are eligible to participate in the 1996 Plan. The 1996 Plan is administered by the Board of Directors, which has the ability to determine for each stock option granted, the optionee to receive the option and the terms of the option, including the number of shares subject to the option, vesting schedule and exercise period. The exercise price of stock options granted under the 1996 Plan must be the fair market value of the Common Stock on the date of grant and no director may be granted options to purchase more than 5,000 shares of Common Stock in any one calendar year. The options will be granted to directors at no cost to the directors.

          Generally, options granted under the 1996 Plan will be exercisable over the term of the option, as provided by the Board of Directors. No option granted under the 1996 Plan may have a term of greater than 10 years. Upon any merger or consolidation, if the Company is not the surviving corporation, all outstanding options granted shall terminate unless such options are assumed or other options are substituted therefor by the successor corporation, or the vesting of such shares is accelerated by the Board of Directors.

          The Board of Directors may, without stockholder approval, terminate or modify the 1996 Plan at any time, including modifications to make certain administrative changes such as changes imposed by changing tax laws. The Board of Directors may also, without shareholder approval, modify the exercise price of any options previously granted under the 1996 Plan. The Board of Directors may not, without stockholder approval, increase the total number of shares of Common Stock subject to the 1996 Plan, materially increase the benefits accruing to persons granted options under the 1996 Plan or continue the 1996 Plan in effect beyond January 2, 2006, its normal expiration date.

          On March 28, 2003, the closing price of the Common Stock on the American Stock Exchange was $1.35 per share.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE 1996 PLAN

          The federal income tax consequences of participation in the 1996 Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 1996 Plan. All participants have been and are encouraged to consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

          Stock options granted under the 1996 Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and self-employment taxes.

          The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as a long-term capital gain or loss if the shares have been held for more than one year at their disposition.

          In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code of 1986, as amended.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE PROPOSED AMENDMENT OF THE 1996 PLAN

          The Board of Directors of the Company recommends that stockholders vote FOR the proposal to amend the 1996 Plan to increase the number of shares available for issuance thereunder from 100,000 shares to 200,000 shares. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

                  PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

          The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected BDO Seidman, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2003. BDO Seidman, LLP was the Company's independent auditors for the fiscal year ended December 31, 2002 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect in the Company or any of its subsidiaries, in any capacity. One or more representatives of BDO Seidman, LLP is expected to be present at this year's Annual Meeting of Stockholders with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended December 31, 2002.

          Although the submission of the appointment of BDO Seidman, LLP is not required by the By-Laws of the Company, the Board is submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the Board will not be bound to seek other independent auditors for 2003, but the selection of other independent auditors will be considered in future years.

AUDIT AND OTHER FEES PAID TO INDEPENDENT AUDITORS

     Audit Fees

          For the fiscal year ended December 31, 2002, the aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2002 were approximately $162,000.

     Financial Information Systems Design and Implementation Fees

          The  Company  did not engage BDO  Seidman,  LLP to provide  advice and
related   services   regarding   financial   information   systems   design  and
implementation during the fiscal year ended December 31, 2002.

     All Other Fees

          For the fiscal year ended December 31, 2002, the aggregate fees incurred by the Company to BDO Seidman, LLP for all other services (other than audit services and financial information systems design and implementation services) were approximately $129,000. These fees include approximately $101,000 for tax services and approximately $16,000 for audits of the Company's 401(k) and pension plans.

          The audit committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of such independent auditors.

RECOMMENDATION OF THE BOARD CONCERNING THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors of the Company recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the 2003 fiscal year. Proxies received by the Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

                                 OTHER BUSINESS

          Management knows of no other matters that will be presented at the Annual Meeting of Stockholders. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be included in the Company's proxy statement for presentation at the 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company's Chief Financial Officer at One Jake Brown Road, Old Bridge, New Jersey 08857 on or before December 8, 2003, to be eligible for inclusion in such proxy statement.

          If notice of a stockholder proposal intended to be presented at the 2004 Annual Meeting of Stockholders is not received by the Company on or before February 21, 2004 (whether or not the stockholder wishes the proposal to be included in the proxy statement for such annual meeting), the Company (through management proxy holders) may exercise discretionary voting authority on such proposal when and if the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

                                    FORM 10-K

          A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO ERIC SKOLNIK, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS AS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT.

                                          By Order of the Board of Directors


                                          James A. Luksch
                                          Chairman of the Board, Chief Executive
                                          Officer and President


Date:  April 8, 2003
Old Bridge, New Jersey

                                                                       EXHIBIT A


                        BLONDER TONGUE LABORATORIES, INC.

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may establish from time to time; the Company's auditing, accounting and financial reporting practices generally; and all potential conflict of interest situations, including those arising from any related-party transactions. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the
Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting practices and internal control system.
     o Review and appraise the qualifications and performance of the Company's independent accountants and internal auditing department.
     o Provide an open avenue of communication among the independent accounts, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by being authorized and directed to do the following:

     (a) Select, retain or terminate external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other relationships with the Company, which shall include specific representations as to their objectivity and independence as required by Independence Standards Board Statement No. 1;

     (b) To meet with the Company's independent accountants, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent accountants propose to render to the Board of Directors and shareholders;

     (c)  To  review  as  a  Committee  with   management  and  the  independent
          accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61;

     (d) To review as a Committee, or through the Committee chairman, with the independent accountants the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61;

     (e) To consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the independent accountants;

     (f) To review the fees charged by the independent accountants for audit and non-audit services;

     (g) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

     (h) To act as a liaison between the Company's independent accountants and the full Board of Directors;

     (i) To review, evaluate and approve any non-audit services the independent auditor may perform for the Company and disclose such approved non-auditor services in periodic reports to stockholders;

     (j) As required by law, the Audit Committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself;

     (k) To review and discuss with the independent auditor all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditor and management;

     (l) To review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies;

     (m) To review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer; and

     (n) To prepare, review and approve the annual proxy disclosure regarding the activities and report of the Audit Committee for the year.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining independence, the following restrictions shall apply:

     (a) EMPLOYEES. A Director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following termination of his or her employment.

     (b) BUSINESS RELATIONSHIP. A Director who is a partner in or a controlling shareholder or executive officer of, any for-profit organization that has a business relationship with the Company, may serve on the Audit Committee only if (i) the Company's Board of Directors determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment and, (ii) in any of the past three years, the payments made by the Company to or received by the Company from the organization are less than the greater of (y) five percent (5%) of the Company's or such organization's consolidated gross revenues in that year, or (z) $200,000. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the Director and, if applicable, to the organization with which the Director is affiliated. A Director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under the qualified retirement plans, or non-discretionary compensation may not serve on the Audit Committee.

     (c) CROSS COMPENSATION COMMITTEE LINK. A Director who is employed as an executive of a corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

     (d) IMMEDIATE FAMILY. A Director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of such employment relationship.

     (e) INDEPENDENCE REQUIREMENT OF AUDIT COMMITTEE MEMBERS. Notwithstanding the requirements of subparagraphs (b), (c) and (d) hereof, one Director who is no longer an employee or who is an Immediate Family member of a former executive officer of the Company or it affiliates, but is not considered independent pursuant to these provisions may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Company's Board of Directors determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

III. MEETINGS

The Committee shall meet on a regular basis, at least quarterly, and is empowered to hold special meetings as circumstances require. The Committee shall meet at least annually with management, the Chief Financial Officer of the Company and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. Meetings may be by teleconference.

IV.  RESOURCES

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

V.   ANNUAL CHARTER REVIEW

The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

VI.  DEFINITIONS

     (a) "Immediate Family" includes a person's spouse, parents, children, siblings, fathers and mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone who resides in such person's home.

     (b) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

     (c) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

                                                                       EXHIBIT B

                              PROPOSED AMENDMENT TO
                 AMENDED AND RESTATED 1996 DIRECTOR OPTION PLAN

                               FIRST AMENDMENT TO
                        BLONDER TONGUE LABORATORIES, INC.
                 AMENDED AND RESTATED 1996 DIRECTOR OPTION PLAN




          The Blonder Tongue Laboratories, Inc. Amended and Restated 1996 Director Option Plan (the "PLAN"), is hereby amended as follows:

     1. The first sentence of Section 3.1 of the Plan is hereby amended and restated in its entirety as follows:

               "Subject to adjustment pursuant to the provisions of Section 3.2 hereof, the number of shares of Stock of the Company which may be issued and sold under the Plan shall not exceed 200,000 shares."

     2.   Ratification. Except as expressly set forth in this First Amendment to
          the  Plan,  the  Plan  is  hereby   ratified  and  confirmed   without
          modification.

     3. Effective Date. The effective date of this First Amendment to the Plan shall be February 6, 2003.

                        BLONDER TONGUE LABORATORIES, INC.

                               One Jake Brown Road
                              Old Bridge, NJ 08857

                  PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
                  ---------------------------------------------

                                   MAY 8, 2003

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The Undersigned hereby appoints James A. Luksch and Robert J. Palle, Jr., and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. (the "Company") held of record by the undersigned on the record date of March 21, 2003, at the Annual Meeting of Stockholders to be held on May 8, 2003 and at any postponements or adjournments thereof, all as in accordance with the Notice of Annual Meeting of Stockholders and Proxy Statement furnished with this Proxy.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         Annual Meeting of Stockholders

                        BLONDER TONGUE LABORATORIES, INC.

                                   May 8, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible!




                Please detach and mail in the envelope provided.

-------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR"  PROPOSALS 2 AND 3. PLEASE
SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED  ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
HERE [X]
-------------------------------------------------------------------------------------------------------------------

                                                                                        FOR    AGAINST     ABSTAIN
1.   Election  of  three  Class  II               2.   Proposal  to amend the Amended   [ ]      [ ]         [ ]
     Directors to hold office until                    and  Restated   1996  Director
     the  2006  Annual  Meeting  of                    Option Plan to increase shares
     Stockholders  or  until  their                    issuable  pursuant  to options
     successors  have  been elected                    granted     thereunder    from
     and qualified.                                    100,000 to 200,000 shares.

[ ] FOR ALL NOMINEES      NOMINEES                3.   Proposal    to   ratify    the   [ ]      [ ]         [ ]
                          [ ] Robert J. Palle, Jr.     appointment  of  BDO  Seidman,
[ ] WITHHOLD AUTHORITY    [ ] Gary P. Scharmett        LLP  as  independent  auditors
    FOR ALL NOMINEES      [ ] James H. Williams        for  the  fiscal  year  ending
                                                       December 31, 2003.
[ ] FOR ALL EXCEPT
    (See instructions below)                       In their  discretion,  the  Proxies
                                                   are  authorized  to vote  upon such
                                                   other  matters as may properly come
                                                   before  the   meeting  and  at  any
                                                   postponements    or    adjournments
                                                   thereof. If no direction is made on
                                                   this Proxy Card, this Proxy will be
                                                   voted  FOR  the   election  of  all
                                                   nominees   to  serve  as  Class  II
                                                   Directors  and FOR  proposals 2 and
                                                   3.
INSTRUCTION: To withhold authority to vote for
any individual nominee(s), mark "FOR ALL EXCEPT"   PLEASE MARK,  SIGN, DATE AND RETURN
and fill in the circle next to each nominee        THIS PROXY CARD PROMPTLY  USING THE
you wish to withhold, as shown here: [X]           ENCLOSED ENVELOPE.
--------------------------------------------------








--------------------------------------------------
To change the  address on your  account,   [  ]
please   check  the  box  at  right  and
indicate your new address in the address
space above. Please note that changes to
the  registered  name(s) on the  account
may not be submitted via this method.
--------------------------------------------------


Signature of Stockholder ________________ Date ________ Signature of Stockholder ________________ Date ________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly,  each holder should sign. When signing as executor, adminstrator,  attorney, trustee or guardian, please give full title as such. If the signor is a corporation,  please sign full corporate name by duly authorized  officer giving full title as such. If signor is a partnership, please sign in partnership name by authorized person.
